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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                      ------------------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): May 18, 2005

                            PVC Container Corporation
               (Exact Name of Registrant as Specified in Charter)

      Delaware                   0-08791                   13-2616435
    -------------             -------------               -------------
   (State or Other        (Commission File No.)         (I.R.S. Employer
     Jurisdiction                                       Identification No.)
   of Incorporation)

               2 Industrial Way West, Eatontown, New Jersey 07724
               (Address of Principal Executive Offices) (Zip Code)

               Registrant's telephone number, including area code:
                                 (732) 542-0060

                                       N/A
             ------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
            Year.

         Effective as of May 18, 2005, the Company's Board of Directors amended
(1) Section 6 of Article III of the Company's By-Laws to provide that committees of the Board of Directors may consist of one or more directors, (2) Section 7 of
Article II of the Company's By-Laws to allow stockholders to take action by written consent without unanimity and (3) Section 1 of Article III to remove an ambiguity regarding a minimum number of directors on the Board. Previously,
Section 6 of Article III required each committee to have at least two directors,
Section 7 of Article II required stockholder action by written consent to be unanimous. The Company's By-Laws, as amended and restated, are attached hereto as Exhibit 3.1.

Item 9.01.  Financial Statements and Exhibits.

     (c) Exhibits.

              Exhibit
                No.                        Description
         ---------------     ---------------------------------------------
                3.1          Amended and Restated By-Laws of the Company.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 24, 2005

                                            PVC CONTAINER CORPORATION

                                            By /s/ Jeffrey Shapiro
                                              --------------------------
                                               Name:  Jeffrey Shapiro
                                               Title: Chief Financial Officer


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                                  EXHIBIT INDEX



              Exhibit
                No.                          Description
            -----------        --------------------------------------------
                3.1            Amended and Restated By-Laws of the Company.